UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) - July 22, 2004


                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


   Indiana                        333-62236                       35-2089848
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(State or other           (Commission File Number)            (IRS Employer
jurisdiction of                                             Identification No.)
Incorporation)

         74 Shanan Road, Panyu, Guangzhou,                         GD511490
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      (Address of principal executive offices)                    (zip code)


      Registrant's telephone number, including area code - (8620) 8487 9179
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                                       N/A
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          (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS*

        On May 3, 2004, Alpha Century Holdings Limited ("ACH") a wholly owned subsidiary of Telecom Communications, Inc., (the "Company") entered into the Software ASP Reseller Agreement (the "Agreement") with Taikang Capital Managements Corporation d/b/a Taikang Insurance Agencies Managements in China ("Taikang"). Subsequent to the signing of the Agreement, Taikang became an affiliate of the Company on July 22, 2004, as a result of entering into a stock purchase agreement with the Company, as disclosed in the Company's Form 8-K filed with the Securities and Exchange Commission on July 26, 2004.

        The Agreement is for a term of three years and automatically renews for additional three year periods unless terminated in writing by either party. Pursuant to the terms of the Agreement, Taikang is required to make payments to ACH of US$110,000 per month in exchange for the exclusive right and license to distribute ACH's products, which include, but are not limited to, ACH's CRM studio and its MMS / Wave Editor and related updates and enhancements, to customers in the People's Republic of China. The terms of the Agreement provide for ACH to furnish Taikang with (i) related training and basic (technical) support, (ii) a 90 day limited warranty on the products sold and (iii) indemnification of Taikang's subsidiaries, officers, directors, employees and agents under certain circumstances. The Agreement also provides Taikang with a perpetual license to use ACH'S products it is distributing only in accordance with the terms and conditions set forth in the Agreement. Both ACH and Taikang obligate themselves under the Agreement to protect each other's confidential information, as defined therein.

        The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

                  Exhibit 10.1 Software ASP Reseller Agreement, dated May 3, 2004, by and between Alpha Century Holdings Limited and Taikang Capital Managements Corporation.









* Not filed as Item 1.01 because Taikang was not a related party at the time the agreement was entered into.


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                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                          TELECOM COMMUNICATIONS, INC.

 Date: September 8, 2004                 BY    /s/ Shanhe Yang
                                              ----------------------
                                                   Shanhe Yang
                                          Chief Executive Officer and President


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                                  EXHIBIT INDEX

Exhibit No.     Description

  10.1 Software ASP Reseller Agreement, dated May 3, 2004, by and between Alpha Century Holdings Limited and Taikang Capital Managements Corporation.